UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Garden Fresh Restaurant Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On October 1, 2003, Garden Fresh Restaurant Corp. filed the attached Current Report on Form 8-K (“Form 8-K”) with the Securities and Exchange Commission. The following exhibits were filed with the Form 8-K and are incorporated by reference herein:

2.1	Agreement and Plan of Merger dated as of September 29, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated September 30, 2003

GARDEN FRESH AND CERTAIN OF ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATING TO THE MERGER AGREEMENT. GARDEN FRESH WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND MAIL TO ITS STOCKHOLDERS A PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PARTICIPANTS IN THE SOLICITATION AND OTHER IMPORTANT INFORMATION ABOUT THE MERGER AGREEMENT AND THE PROPOSED MERGER. GARDEN FRESH WILL ALSO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A TRANSACTION STATEMENT ON SCHEDULE 13E-3 RELATING TO THE MERGER AGREEMENT AND THE PROPOSED MERGER.

STOCKHOLDERS OF GARDEN FRESH ARE ADVISED TO READ GARDEN FRESH’S PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. STOCKHOLDERS OF GARDEN FRESH MAY OBTAIN, FREE OF CHARGE ONCE THEY BECOME AVAILABLE, COPIES OF GARDEN FRESH’S PROXY STATEMENT AND OTHER DOCUMENTS FILED BY GARDEN FRESH WITH THE SECURITIES AND EXCHANGE COMMISSION AT THE INTERNET WEBSITE MAINTAINED BY THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV. THESE DOCUMENTS MAY ALSO BE OBTAINED FREE OF CHARGE BY CALLING INVESTOR RELATIONS AT GARDEN FRESH AT 858-675-1600.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2003

Garden Fresh Restaurant Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-25886	330028786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15822 Bernardo Center Drive, Suite A San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

(858) 675-1600

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

On September 29, 2003, Garden Fresh Restaurant Corp., a Delaware corporation (“Garden Fresh”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with GF Holdings, Inc., a Delaware corporation (“GF Holdings”), and GFR Acquisition Company, a Delaware corporation and wholly-owned subsidiary of GF Holdings (“Merger Sub”), pursuant to which Merger Sub will merge with and into Garden Fresh, with Garden Fresh being the surviving corporation (the “Merger”) and becoming a wholly-owned subsidiary of GF Holdings. The Merger is conditioned upon, among other things, the approval of the merger by Garden Fresh’s stockholders, any required antitrust clearance and the receipt by GF Holdings of the proceeds contemplated by financing commitments. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Garden Fresh issued a press release dated September 30, 2003, which is filed as Exhibit 99.1 hereto and incorporated herein by reference, announcing the execution of the Merger Agreement.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of September 29, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated September 30, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARDEN FRESH RESTAURANT CORP.

By:	/s/ DAVID W. QUALLS

David W. Qualls Chief Financial Officer and Secretary

Date: October 1, 2003

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EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger dated as of September 29, 2003, by and among Garden Fresh Restaurant Corp., GF Holdings, Inc. and GFR Acquisition Company.

99.1	Press Release dated September 30, 2003